UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2008
SUTURA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25548	84-1010269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17080 Newhope Street, Fountain Valley, California	92708
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 437-9801
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Section 5 — Corporate Governance and Management
     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     To the extent required by Item 5.02 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 5.02.
Section 8 — Other Events
     Item 8.01. Other Events
     Effective, October 29, 2008, Mr. Egbert ratering resigned from Registrant’s Board of Directors (the “Board”) and such resignation was accepted by the Board pursuant to Unanimous Written Consent (the “Consent”) on that same date. Further, pursuant to the Consent, Mr. David Kernan was appointed to the Board fill the vacancy created by Mr. Ratering’s resignation. Mr. Ratering remains an executive officer of Registrant.
     Mr. Kernan, age 52, was a founder and has been a partner of Catalina Capital Advisors since May, 2004. Prior to that time, he was part of the founding executive team of Indicast Corp. which developed and marketed voice application technology for corporate clients and wireless carriers, and which was acquired in 2001 by Oracle. Prior to Indicast, Mr. Kernan held various management positions with Ericsson, General Electric and Motorola.
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits
(a) Financial statements of business acquired.
          Not applicable
(b) Pro forma financial information.
          Not applicable
(c) Shell Company Transactions
          Not Applicable
(d) Exhibits.
          None

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTURA, INC. (Registrant)
Date: October 31, 2008
/s/ Brian Abraham
Brian Abraham
Chief Executive Officer